SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        GYRODYNE COMPANY OF AMERICA, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                        GYRODYNE COMPANY OF AMERICA, INC.
                                 102 FLOWERFIELD
                           SAINT JAMES, NEW YORK 11780

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                  TO BE HELD ON

                                JANUARY 19, 2001

TO THE SHAREHOLDERS OF GYRODYNE COMPANY OF AMERICA, INC.

NOTICE IS HEREBY GIVEN, pursuant to the Bylaws, that the Annual Meeting of Shareholders (the "Annual Meeting") of Gyrodyne Company of America, Inc. (the "Company"), will be held at Flowerfield, Mills Pond Road, Saint James, New York, on Friday, January 19, 2001 at 11:00 o'clock in the forenoon, Eastern Time.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

1. To elect two (2) Directors to a three year term of office, and until their successors shall be elected and shall qualify;

2. To ratify the engagement of Holtz Rubenstein & Co., LLP, independent accountants as auditors of the Company and its subsidiaries for the Fiscal Year ending April 30, 2001;

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. By order of the Board of Directors, only Shareholders of Record at the close of business December 13, 2000 are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. Enclosed in this mailing are the Notice of the 2000 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Attendance Registration.

To obtain an admittance card for the Meeting, please complete the enclosed Attendance Registration form and return it with your Proxy Card. If your shares are held by a bank or broker, you may obtain an admittance card by returning the Attendance Registration form they forwarded to you. If you do not receive an Attendance Registration form, you may obtain an admittance card by sending a written request, accompanied by proof of share ownership to the undersigned. For your convenience, we recommend that you bring your admittance card to the Annual Meeting so you can avoid registration and proceed directly to the Meeting. However, if you do not have an admittance card by the time of the Meeting, please bring proof of share ownership to the registration area where our staff will assist you.

By Order of the Board of Directors,


Peter Pitsiokos, Corporate Secretary

December 15, 2000

                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING, BUT WILL HELP ASSURE A QUORUM AND AVOID FURTHER PROXY SOLICITATION COSTS. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, "STREET NAME" SHAREHOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                   IN GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Gyrodyne Company of America, Inc. ( the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held January 19, 2001 at 11:00 a.m., Eastern Time at Flowerfield, Mills Pond Road, Saint James, New York 11780 and at any and all adjournments thereof.

                          VOTING SECURITIES AND PROXIES

The Board has fixed the close of business on December 13, 2000, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company. Holders of Common Stock are entitled to one vote per share. Shareholders do not have cumulative voting rights. It is necessary for a Quorum that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date was 1,117,583 par value $1 per share, the Company's only authorized class of stock. This Proxy Statement and the enclosed proxy card were mailed commencing on or about December 15, 2000.

Proxies solicited by the Board will be voted in accordance with the instructions given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of the nominees for director, and "FOR" ratification of the appointment of the independent auditor. Directors shall be elected by a majority of the votes cast. If you do not return your duly signed proxy card, your shares cannot be voted unless you attend the Annual Meeting and vote in person or present a duly signed proxy at the Annual Meeting. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors, who will not be directors or officers of the Company. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth as of December 13, 2000 those persons or entities known by the Company to be Beneficial Owners of more than 5% of the Company's Common Stock $1 par value, its only equity security.

                                               Type of       Number of        Percent of
       Name and Address                       Ownership     shares Owned        Class
       ----------------                       ---------     ------------        -----
K Capital Partners, LLC
441 Stuart Street, 6th Floor
Boston, Massachusetts 02116                   Beneficial      142,550           12.76

Catherine Papadakos
Village of the Green
2481-C Oakleaf Lane
Clearwater, FL 33763-1236                     Beneficial      113,839           10.19

Gyrodyne Company of America, Inc.
St. James, NY 11780 (A)                       Beneficial       78,346            7.01

Private Capital Management, Inc.
3003 Tamiami Trail North
Naples, Florida 33940                         Beneficial       67,186            6.01

      (A) Since the Company has the authority to direct the HSBC Bank, USA, the Trustee of the Gyrodyne Pension Plan, to vote the securities of the Company held by the Pension Fund, Gyrodyne Company of America, Inc. has been listed above as the beneficial owner of the 78,346 shares held by the HSBC Bank, USA as Trustee for the Gyrodyne Pension Fund. The Board of Directors intends to instruct the trustees of the Pension Fund to vote "FOR" the election of the nominees for director and "FOR" ratification of the appointment of the independent auditor.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

The By-Laws of the Company provide that there shall be not less than three (3), nor more than nineteen (19) directors. The number of directors of the Company is presently fixed by resolution of the Board of Directors at six (6). There are three (3) classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class are elected for a three (3) year term to serve until the election and qualification of their successors. Each properly executed Proxy received will be voted for the election of the two (2) nominees named below as directors to serve until the designated Annual Meeting of Shareholders shown below or until their respective successors shall be elected and shall qualify. The nominees have consented to be named as nominees in the Proxy Statement and to serve as directors if elected.

Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed Proxy will vote for the election of a nominee designated by the Board.

Following are the nominees who are currently directors of the Company. They were elected to their current term of office at the 1997 Annual Meeting of Shareholders. Information concerning the nominees, showing the year when first elected as a director of the Company, the age, principal occupation and principal affiliations, is as follows:

Nominees for Director - Term Expiring in 2003

John H. Marburger III
Director since 1996
Age 59

John H. Marburger III is a Professor of Physics, State University of New York at Stony Brook and Director of Brookhaven National Laboratories. Formerly President of State University of New York at Stony Brook.

Paul L. Lamb
Director since 1997
Age 55

Paul L. Lamb is a Partner of Lamb & Barnosky, LLP and Chairman of the Board of Directors of Gyrodyne Company of America, Inc..

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR. THIS IS IDENTIFIED AS ITEM 1 ON THE ENCLOSED PROXY CARD.

        SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES

The following table sets forth as of December 13, 2000 the outstanding voting securities beneficially owned by the directors and executive officers and the number of shares owned by directors and executive officers as a group.

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Percentage of
                       Name & Positions With                             Shares of stock            Common Stock
                            The Company                                 Beneficially Owned              Owned
-----------------------------------------------------------------------------------------------------------------
Stephen V. Maroney, President, CEO, Treasurer and Director                    13,512                    1.21%
-----------------------------------------------------------------------------------------------------------------
Peter Pitsiokos, Exec. Vice President, Secretary & General Counsel             9,756          (A)         (B)
-----------------------------------------------------------------------------------------------------------------
Robert H. Beyer, Director                                                      6,745          (C)         (B)
-----------------------------------------------------------------------------------------------------------------
Robert F. Friemann, Director                                                   2,861                      (B)
-----------------------------------------------------------------------------------------------------------------
Paul L. Lamb, Chairman of the Board of Directors                               9,406          (D)         (B)
-----------------------------------------------------------------------------------------------------------------
John H. Marburger III, Director                                                3,531                      (B)
-----------------------------------------------------------------------------------------------------------------
Philip F. Palmedo, Director                                                    7,466                      (B)
-----------------------------------------------------------------------------------------------------------------
All Directors and Executive
Officers as a Group (Seven (7) Persons)                                       53,277                    4.77%
-----------------------------------------------------------------------------------------------------------------

(A) Does not include his wife's and minor children's ownership of 447 shares in which he denies any beneficial interest.
(B)   Less than 1%.

(C) Does not include his wife's ownership of 1,638 shares in which he denies any beneficial interest.
(D) Includes 7,498 shares of Company stock held by Lamb & Barnosky, LLP Profit Sharing Trust. Mr. Lamb is a Trustee of the Profit Sharing Trust and a partner in Lamb & Barnosky, LLP.

                              DIRECTOR COMPENSATION

Directors who are full-time salaried employees of the Company are not compensated for their service on the Board or any committee. Non-employee directors are paid an annual fee of $7,500.00, $1,000.00 for each Director's meeting attended, $500.00 for each committee meeting attended and travel and lodging expenses where appropriate. All compensation is paid in cash. During Fiscal Year 1999, Director Stephen V. Maroney was paid compensation of $76,135 in his capacity as Director of Real Estate Development. Mr. Maroney's compensation as Director of Real Estate Development ceased upon his appointment as President, CEO and Treasurer of the Company. There was no additional compensation paid by the Company to any other Director for Fiscal Years 1999 or 2000.

Non-Employee Director's Compensation Plan and Stock Option Plan

The Non-Employee Director's Compensation Plan (the "Compensation Plan"), approved by the shareholders in 1996, allowed outside Directors to elect to receive all of their annual Director's fees and meeting fees in shares of the Company's Common Stock. Since the inception of the Compensation Plan, all Directors elected to receive all of their annual Director's fees and meeting fees in shares of the Company's Common Stock. The Compensation Plan was administered by the Non-Employee Director's Compensation Plan Committee. The following individuals, who are not eligible to participate in the Compensation Plan, served on the Committee: Stephen V. Maroney, Chairman, Frank D'Alessandro, Peter Pitsiokos. The Committee did not meet in Fiscal Year 2000. Based upon the terms of the 1996 approval, the Compensation Plan terminated in February 2000.

The Company adopted a non-qualified stock option plan for all non-employee Directors of the Company in October 1996. Each non-employee Director was granted an initial 2,500 options on the date of adoption of the plan. These options are exercisable in three equal annual installments commencing on the first anniversary date subsequent to the grant. Additionally each non-employee Director was granted 1,250 options on each January 1st from 1997 through 2000, respectively. These additional options are exercisable in full on the first anniversary date subsequent to the date of grant.

A summary of the Company's various fixed stock option plans as of April 30, 2000 and 1999, and changes during the years then ended is presented below:

                                                         Years Ended April 30,
                                         ------------------------------------------------------
                                                 2000                            1999
                                         ----------------------         -----------------------
                                                       Weighted                        Weighted
                                                        Average                         Average
                                                       Exercise                        Exercise
Fixed Stock Options                       Shares         Price           Shares          Total
-------------------                      -------       --------         -------        --------
Outstanding, beginning of year            84,579         $14.94         112,662         $15.37

Granted                                   26,000          20.09          12,500          15.25
Exercised                                 (7,115)         13.63          (4,783)         10.06
Canceled                                 (18,487)         14.42         (35,800)         17.07
                                         -------                        -------

Outstanding, end of year                  84,977         $16.74          84,579         $14.94
                                         =======                        =======

Options exercisable at year end           67,977         $15.93          64,854         $14.67
                                         =======                        =======

Weighted average fair value of
  options granted during the year                        $ 3.93                         $ 2.04
                                                         ======                         ======

       The following table summarizes information about stock options outstanding at April 30, 2000:

                            Options Outstanding            Options Exercisable
                 --------------------------------------  -----------------------
                                  Weighted
                                   Average    Weighted                 Weighted
                                  Remaining    Average                  Average
   Range of          Number      Contractual  Exercise      Number     Exercise
Exercise Price     Outstanding       Life       Price    Outstanding     Price
--------------     -----------   -----------  --------   -----------   ---------

$11.80 - $14.81      30,750          4.02      $12.67       30,750      $12.67
$15.63 - $17.26      17,227          1.57      $16.72       16,227      $16.69
$19.98 - $21.01      37,000          4.94      $20.13       21,000      $20.11

Shares reserved for future issuance at April 30, 2000 are comprised of the following:

Shares issuable upon exercise of stock options under the
  Company's Non-Employee Director Stock Option Plan                       67,000

Shares issuable under the Company's Non-Employee
  Director Stock Compensation Plan                                        21,448

Shares issuable upon exercise of stock options under
  the Company's stock incentive plan                                     214,033

Shares issuable under the Company's stock grant incentive plan             3,150
                                                                        --------

                                                                         305,631
                                                                        ========

Interest of Directors in Transactions with the Company

Mr. Paul L. Lamb, Chairman of the Board of Directors, is a partner in the law firm of Lamb & Barnosky, LLP, which performs legal services for the Company and is paid its usual and customary fees for those services. In Fiscal Year 2000, total fees paid to Lamb & Barnosky, LLP were $184,395.

                    BOARD MEETINGS, COMMITTEES AND MEMBERSHIP

Attendance

There were seven regular meetings of the Board of Directors during Fiscal Year 2000 (May 1, 1999 through April 30, 2000). Each Director attended 75% of the aggregate number of meetings of the Board of Directors of the Company, except for Mr. Goudes and Mr. Marburger. Mr. Marburger did not attend two (2) meetings. Mr. Goudes resigned effective November 28, 2000.

Committees

The committees consist of the Audit Committee, Executive Committee, Executive Compensation Committee, Nominating Committee and Stock Option Committee.

The Executive Committee consists of four non-employee members and Mr. Maroney. Directors presently serving on the Executive Committee include Mr. Lamb (Chairman), Mr. Friemann, Mr. Marburger, Mr. Maroney and Mr. Palmedo. The Executive Committee exercises all the authority of the Board of Directors in the management and business affairs of the Company during the intervals between meetings of the Board except with respect to certain matters that by statute may not be delegated by the Board of Directors. The committee met eight times during FY 2000.

The Audit Committee consists of independent directors, in accordance with the existing requirements of NASDAQ. The functions of the Audit Committee include meeting with the Company's independent auditors annually to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company's independent auditors, approves services provided by the independent public accountants before providing such services, and evaluates the possible effect the performance of such services will have on the accountants' independence. The committee met once during FY 2000 and its members were Mr. Friemann, Mr. Lamb and Mr. Palmedo.

The Executive Compensation Committee consists entirely of non-employee directors and oversees the Company's compensation and benefit policies and programs. It recommends to the Board annual salaries, bonuses and other benefits for elected officers. The Committee met once in FY 2000 and its members are Mr. Beyer and Mr. Friemann.

The Nominating Committee consists entirely of non-employee directors and recommends guidelines to the Board regarding the size and composition of the Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in the proxy statement and recommends candidates for vacancies which may occur. The Committee met one time during FY 2000 and its members were Mr. Beyer, Mr. Goudes and Mr. Lamb. (Current members:
Mr. Beyer, Mr. Friemann and Mr. Palmedo)

The Stock Option Committee consists entirely of non-employee directors not eligible to participate in the Company's 1993 Stock Incentive Plan or other stock option plans for the benefit of Company employees. The primary functions of the Stock Option Committee include the review and administration of employee stock option plans for the benefit of officers and key employees. It also recommends to the Board stock options and awards. The Committee met once during FY 2000 and its members are Mr. Beyer and Mr. Friemann.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

A review of all Forms 3 and 4 filed with the Company indicates that none of the executive officers or directors were late in filing any required Forms 3 or Forms 4 with the Securities and Exchange Commission for fiscal year 2000. A review of prior year filings indicates that no 10% holder of Gyrodyne Common Stock $1 par value failed to file timely reports.

                          REPORT OF THE AUDIT COMMITTEE

Pursuant to newly adopted rules by the Securities and Exchange Commission (the
SEC) and the National Association of Securities Dealers, Inc. (the NASD), the Audit Committee of Gyrodyne Company of America, Inc. has issued the following report and affirmed that:

(i) All financial reports (Form 10-QSB and 10-KSB) issued subsequent to March 15, 2000 are reviewed by both the Company's independent auditors and the members of this committee prior to filing such reports with the SEC.

(ii) Audited financial statements have been reviewed and discussed with management.

(iii) We have reviewed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees.

(iv) We have received from and discussed with the auditors, disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1.

(v) Based on our review of and discussion about the audited financial statements, we have recommended they be included in the Company's Annual Report on Form 10-KSB.

(vi) The members of the Company's Audit Committee qualify as being independent as defined in the applicable standards issued by the NASD.

(vii) The Board of Directors has adopted a written charter for the Audit Committee which is included in this proxy statement as Appendix A.

                                      Members of the Committee
                                      Robert F. Friemann
                                      Paul L. Lamb
                                      Philip F. Palmedo

                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's executive compensation program is administered by the Executive Compensation Committee of the Board. The Committee reviews and recommends compensation for executive officers. The Committee's recommendations are considered by the Board's non-employee directors.

The goal of the Company's Executive Compensation Committee is to ensure that an appropriate relationship exists between executive compensation and the creation of shareholder value, while at the same time motivating and retaining key employees. Salary guidelines for executive officers are established by comparing responsibilities of the position to similar positions in other comparable companies. The Company has long believed in the importance of aligning the interests of executives and shareholders through stock ownership by key employees. The primary components of compensation, base salary and stock option awards are designed to accomplish the Committee's goals.

The Committee evaluates management based on the Company's financial and non-financial performance recognizing that land and property management constitute the major portion of the Company's business activities.

Comparisons of the Company's compensation levels with those of similar land management and property rental organizations are extremely limited and primarily based on estimates since most are privately owned and not required to make public disclosures. In light of these estimations, it is the Committee's opinion that the Company's level of overall compensation is competitive and in the low to mid range on a comparative basis.

It is the position of both the Executive Compensation and the Stock Option Committees that management's performance can best be evaluated based on its ability to formulate, oversee and administer corporate strategy, which itself is the product of Board action and direction. For the foreseeable future, that strategy is to focus primarily on continued progress in the real estate operation, principally the development of Flowerfield.

In establishing the compensation for Messrs. Maroney and Pitsiokos, the Committee observes the policy set forth above for Executive Officers. No specific weighting is applied to the various factors in determining total compensation.

                                        MEMBERS OF THE COMMITTEE
                                        Robert F. Friemann, Chairman
                                        Robert H. Beyer

        EMPLOYMENT CONTRACTS, OTHER COMPENSATION AND CERTAIN TRANSACTIONS

The Company has a one year employment agreement with Mr. Maroney, who was appointed President, Chief Executive Officer and Treasurer of the Company in March, 1999. The employment contract provides for an annual base salary of $175,000.00. In connection with the Company's appointment of Mr. Pitsiokos as Executive Vice President, General Counsel and Secretary, the Company also entered into a one year employment contract with an annual base salary of $115,000.00. Both contracts provide for a severance payment equivalent to six months salary in the event of a change in control.

During the fiscal years ended April 30, 2000 and April 30, 1999 three Directors or Officers received remuneration in excess of $100,000 in such capacity.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                                                     Long term Compensation
                                                                   ------------------------------------
                                        Annual Compensation                  Awards          Pay outs
                                      -----------------------------------------------------------------
                                                                                 Securities
                                                                                 Underlying
                                                      Other Annual   Restricted    Options     LTIP
        Name and                    Salary    Bonus   Compensation      Stock      /LSARs     Payout     All Other
   Principal Position        Year     ($)      ($)         ($)        Award ($)      (#)        ($)    Compensation
----------------------------------------------------------------------------------------------------------------------
Stephen V. Maroney
President & CEO              2000   176,269     0        4,875(A)        0         7,500        0           0
President & CEO              1999    20,856     0            0           0           0          0           0
Dir.of Real Estate Devlp     1999    76,135     0       59,500(A)        0         1,250        0           0

Peter Pitsiokos
Exec.V.P. and Secretary      2000   130,020     0       72,764(B)        0         3,500        0           0

Dimitri P. Papadakos
Former President & CEO       1999   111,536     0       66,172(C)        0           0          0           0

(A) Mr. Maroney received shares for his services as Company Director with a fair market value of $4,875 in FY00 and $14,500 in FY99. The FY 2000 distribution represents fees earned prior to his appointment as President. Pursuant to his Consulting Agreement with the Company in FY99, Mr. Maroney also received stock payments in lieu of cash with a fair market value of $45,000. The Registrant has concluded that aggregate amounts of personal benefits to any of the current executives does not exceed the lesser of $50,000 or 10% of compensation and bonuses reported above for the named executive officers, and that the information set forth in tabular form above is not rendered materially misleading by virtues of the omission of such personal benefits.

(B) Mr. Pitsiokos received 525 shares from stock awards granted in FY 98 with a value of $10,533 and 4,093 shares from options with SAR'S granted in FY95, 75% of which was amortized this fiscal year with a value of $61,942. In addition, he had compensation related to his auto lease of $289.

(C) The 1999 "Other Annual Compensation" represents the fair market value of 4,375 excess shares exercised on 8/7/98 and restricted until 2/5/99.

1993 Stock Incentive Plan

In 1993, the shareholders adopted a stock incentive plan (the "Plan") under which participants may be granted Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs") or Stock Grants. The purpose of the Plan is to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plan to achieve growth in shareholder value and retain the association of those individuals who are instrumental in achieving this growth. Such options or grants become exercisable at various intervals based upon vesting schedules as determined by the Stock Option Committee. The options expire between July 2001 through August 2005.

The ISOs may be granted to employees and consultants of the Company at a price not less than the fair market value on the date of grant. All such options are authorized and approved by the Board of Directors, based on recommendations of the Stock Option Committee.

ISOs may be granted along with Stock Appreciation Rights which permit the holder to tender the option to the Company in exchange for stock, at no cost to the optionee, that represents the difference between the option price and the fair market value on date of exercise. NQSOs may be issued with Limited Stock Appreciation Rights which are exercisable, for cash, in the event of a change of control. In addition, an incentive kicker may be provided for

Stock Grants, ISOs and NQSOs, which increases the number of grants or options based on the market price of the shares at exercise versus the option price. A reload feature may also be attached which permits the optionee to tender previously purchased stock, in lieu of cash, for the purchase of the options and receive additional options equal to the number of shares tendered.

      Information as to the stock options and stock grants is summarized as follows:

                                                           Stock        Stock
Stock Options and Grants:                                 Options      Grants       Total
-------------------------                                 -------      ------       -----
Available at April 30, 1998                                72,662       5,850       78,512

Stock grants canceled                                          --        (300)        (300)
Stock options canceled                                    (38,925)         --      (38,925)
Stock options issued at $9.89 to $20.19 per share           8,750          --        8,750
Stock grants exercised                                         --      (2,625)      (2,625)
Stock options exercised at $9.89 per share                 (8,750)         --       (8,750)
                                                          -------      ------      -------

Available at April 30, 1999                                33,737       2,925       36,662
                                                          =======      ======      =======

Stock grants awarded                                           --         400          400
Stock options canceled                                    (17,237)         --      (17,237)
Stock options issued at $20.02 per share                   18,500          --       18,500
Stock grants exercised                                         --      (3,325)      (3,325)
Stock options exercised at $15.63 to $17.26 per share      (3,273)         --       (3,273)
                                                          -------      ------      -------

Available at April 30, 2000                                31,727          --       31,727
                                                          -------      ------      -------

Exercisable at April 30, 2000                              20,227          --       20,227
                                                          =======      ======      =======

On October 28, 1999, the Board of Directors granted Stock Options to eight (8) employees and officers totaling 18,500 shares of which 1,500 were canceled. As of that same date, 400 stock grants were awarded to four (4) employees.

              AGGREGATED OPTION/LSAR EXERCISED IN LAST FISCAL YEAR
                          AND FY-END OPTION/LSAR VALUES

                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised              In-the-Money
                               Shares                       Options/LSAR's at              Options/LSAR's at
                            Acquired on       Value            April 30, 2000               April 30, 2000 ($)
          Name                Exercise      Realized     Exercisable/Unexercisable      Exercisable/Unexercisable
          ----                --------      --------     -------------------------      -------------------------
Stephen V. Maroney
President and CEO                --             --              12,000/4,750                  $36,113/$1,807

Peter Pitsiokos
Exec. V.P. and Secretary        4618        $93,122              7,750/1,750                  $15,733/$0

               Ratification of Appointment of Independent Auditors
                                  (Proposal 2)

The Board of Directors, upon the recommendation of the Audit Committee, comprised entirely of outside directors, has appointed Holtz Rubenstein & Co., LLP ("HR") of 125 Baylis Road, Melville, New York 11747, as independent public accountants of the Company and its subsidiaries for the current Fiscal Year, and to perform such other professional services, if any, as may be required of them. The appointment of HR has been ratified by the shareholders every year since 1990. The Board is requesting ratification of HR as independent public accountants. This firm has no financial interest in the Company or any connection with the Company other than as auditors and independent public accountants.

In the event the proposal is defeated, the adverse vote will be considered a direction to the Board to select other independent public accountants for the next fiscal year. However, because of the expense and difficulty of making any substitution of independent public accountants after the beginning of a fiscal period, it is contemplated that the appointment for 2001 will be permitted to stand unless the Board finds other reasons for making the change.

Representatives of HR are expected to be present at the annual shareholders meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available at a designated time during the meeting to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THIS IS IDENTIFIED AS ITEM 2 ON THE ENCLOSED PROXY CARD.

                                  OTHER MATTERS

Management does not know of any other matters that may be presented. If any other matters properly come before the Annual Meeting or adjournments thereof, the persons named in the enclosed Proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, Officers, Directors, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies by telephone, by fax or in person. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to their principals and the Company will reimburse the expense of so doing. In addition, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $4,000 plus out-of-pocket expenses.

Any shareholder executing the enclosed Proxy has the right to revoke it at any time prior to its exercise by delivering to the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and to vote personally at the Annual Meeting.

                              FINANCIAL STATEMENTS

Accompanying this Proxy Statement is the Annual Report for the latest Fiscal Year ended April 30, 2000 which includes an audited Balance Sheet for the year then ended, and audited Statements of Income and Cash Flow for each of the two most recent fiscal years.

                          2001 STOCKHOLDER'S PROPOSALS

Any Shareholder's proposal intended to be presented at the 2001 Annual Meeting of Shareholders must, in accordance with Rule 14a-8 of the Proxy Rules of the Securities and Exchange Commission, be received at the Company's principal executive office on or prior to August 23, 2001, in order to be included in the Company's Proxy Statement and Form of Proxy relating to such annual meeting.

APPENDIX A

AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of non-employee directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

- Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

- Review with quarterly and annual financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.